UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 5, 2010

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida		33602
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02:	Results of Operations and Financial Condition

See the Press Release dated February 5, 2010 furnished as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the three months and twelve months ended December 31, 2009.

Section 5 – Corporate Governance and Management

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2010, the Board of Directors of TECO Energy, Inc. (the “Corporation”) approved the amendment of the change-in-control severance agreement between the Corporation and Sandra W. Callahan, Vice President-Finance and Accounting and Chief Financial Officer (the “Agreement”). The Agreement continues to provide for certain payments to the officer if there is change in control (as defined in the Agreement) or one is contemplated, and employment is terminated without cause or for good reason (as defined the Agreement). The amendment to the Agreement changed the payments due upon such an event as follows: (i) the lump sum severance payment was changed from two times the sum of annual salary and target annual incentive to three times such amount, (ii) the payment for additional retirement benefits was changed to the amount that would have been earned under the Corporation’s retirement plans if employment had continued for three years, instead of two years, (iii) the length of continued participation in the Corporation’s available life, disability, accident and health insurance plans was changed from a two-year period to a three-year period, and (iv) the period of time the Agreement remains in effect following a change in control was changed from two years to three years. The Agreement is filed as exhibit 10.1 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits

10.1	Change-in-Control Severance Agreement between TECO Energy, Inc. and Sandra W. Callahan.

99.1	Press Release dated February 5, 2010 reporting on TECO Energy, Inc.’s financial results for the three months and nine months ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2010	TECO ENERGY, INC.
(Registrant)

/S/ D.E. SCHWARTZ
Vice President - Governance, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

10.1	Change-in-Control Severance Agreement between TECO Energy, Inc. and Sandra W. Callahan.

99.1	Press Release dated February 5, 2010 reporting on TECO Energy, Inc.’s financial results for the three months and nine months ended December 31, 2009.